LETTER TO SHAREHOLDERS                                 The Southern Africa Fund
================================================================================

January 28, 2000

Dear Shareholder:

We are pleased to provide the investment results and market commentary for The Southern Africa Fund (the "Fund") for the annual reporting period ended November 30, 1999.

INVESTMENT RESULTS The following table provides investment results for the Fund and its benchmark, the Johannesburg Stock Exchange ("JSE") All-Share Index, for the three-, six- and 12-month periods ended November 30, 1999.

Your Fund outperformed its benchmark index over the three-, six- and 12-month periods under review. The Fund's outperformance was a result of its focus on growth stocks in the telecommunications, technology and media sectors of the market. In our view, these issues have benefited from what we believe to be a new perception among investors that the world is now

INVESTMENT RESULTS*
Periods Ended November 30, 1999
                             Total Returns
                     3 Months  6 Months   12 Months
                     --------  --------   ---------

The Southern
  Africa Fund         13.44%    28.74%      43.15%
Johannesburg Stock
  Exchange ("JSE")
  All-Share Index      7.54%    18.71%      26.86%

* The Fund's investment results are total returns for the periods and are based on the net asset value of the Fund's shares as of November 30, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The Johannesburg Stock Exchange ("JSE") All-Share Index is a capitalization-weighted index of 611 stocks traded on the Johannesburg Stock Exchange. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index.

entering a new economic paradigm that will result in a period of sustained global growth coupled with low inflation. This new paradigm coincides with a significant change in the way individuals and corporations transact business as a result of new technologies and the Internet.

MARKET COMMENTARY
South Africa's macroeconomic projections continue to improve, while growth forecasts for both 1999 and 2000 continue to be upgraded. We believe that the improvement in basic commodity prices, as a result of higher global growth, will have major benefits for the South African economy, as South Africa remains significantly represented in this sector. At the same time, interest rates in South Africa have continued to decline. South Africa's new central bank governor appears convinced that inflation remains under control. However, we have our doubts. Core inflation (the inflation rate minus food, oil and mortgage interest rates) remains high at around the 8% level. In our view, this is too high a level from which to begin an economic recovery, particularly in a country that in the past has shown great susceptibility to the link between growth and inflation. As a result, in your Fund's portfolio we have begun to build a hedge position to the U.S. dollar. At this point, approximately 8% of the Fund's assets are hedged back into the U.S. dollar. We would anticipate increasing this position if the relative cost of the hedge continues to decline due to U.S. interest rates increasing and South African interest rates continuing to decline.

PORTFOLIO OUTLOOK
Overall, the South African stock market appears attractive despite these inflationary concerns. Valuations remain cheap and earnings momentum is picking up rapidly on the back of economic recovery. The consumer has begun to regain some confidence while manufacturing investment is beginning to

                                                       The Southern Africa Fund
================================================================================

improve from a low base. As a result, we maintain your Fund in a fully invested position but with a continued focus on growth stocks, despite significant recent stock price increases in this area.

We have also been impressed by the relatively smooth transition of political leadership in South Africa. Although significant problems remain, most notably the high level of crime, unemployment and trade union power, Thabo Mbeki has managed to hold the African National Congress together and show some progress towards addressing these issues. We are optimistic that the political will to confront many of South Africa's deep-rooted problems remains intact and that the appreciation of a secure environment for business is high on the politicians' agenda.

Thank you for your continued interest and participation in The Southern Africa Fund. We look forward to reporting to you again on developments in the Southern African markets and your Fund's investment results in coming periods.

Sincerely,


/s/ Dave H. Williams


Dave H. Williams
Chairman and President


/s/ Mark H. Breedon


Mark H. Breedon
Senior Vice President

TEN LARGEST HOLDINGS
November 30, 1999                                      The Southern Africa Fund
================================================================================

----------------------------------------------------------------------------------------------------
COMPANY                                                U.S.$ VALUE             PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------------------
M-Cell, Ltd                                           $ 5,347,193                      6.6%
Billiton Plc                                            4,885,847                      6.0
MIH Holdings, Ltd.                                      4,583,322                      5.7
Anglo American Corp. of South Africa, Ltd.              4,497,126                      5.6
Johnnies Industrial Corp., Ltd.                         4,120,121                      5.1
Standard Bank Investment Corp., Ltd.                    3,928,085                      4.9
Econet Wireless Holdings                                3,564,875                      4.4
Old Mutual Plc                                          3,251,888                      4.0
Nedcor, Ltd.                                            3,213,809                      4.0
Nasionale Pers Beperk, N Shares                         3,128,342                      3.9
Total                                                 $40,520,608                     50.2%
----------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 1999                                      The Southern Africa Fund
================================================================================

Company                         Shares              U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS--100.6%
BOTSWANA--1.9%
CONSUMER
 MANUFACTURING--0.5%
  MISCELLANEOUS--0.5%
  Sefalana Holding
    Company Ltd. ..............  350,000            $  402,400
                                                    ----------
CONSUMER STAPLES--0.5%
 BEVERAGES--0.5%
  Kgolo Ya Sechaba, Ltd. ......  100,000                16,118
  Sechaba Breweries, Ltd. .....  398,000               436,204
                                                    ----------
                                                       452,322
                                                    ----------
FINANCIAL SERVICES--0.9 %
 INSURANCE--0.9%
  Botswana Insurance
   Holdings, Ltd...............  227,298               708,272
                                                    ----------
Total Botswanan Securities
 (cost $1,077,927).............                      1,562,994
                                                    ----------
KENYA--0.5%

CONSUMER STAPLES--0.5%
 BEVERAGES--0.5%
  East African Breweries, Ltd.
    (cost $421,656)............  452,623               424,713
                                                    ----------
MALAWI--1.3%

CONSUMER SERVICES--1.3%
 PRINTING & PUBLISHING--1.3%
   Press Corporation (a)
    (cost $2,002,638)..........  188,750             1,038,125
                                                    ----------
MAURITIUS--1.5%

CONSUMER SERVICES--0.7%
 RESTAURANTS & LODGING--0.7%
   New Mauritius Hotels, Ltd. .  167,358               320,445
   Rogers and Company, Ltd. ...   83,679               242,811
                                                    ----------
                                                       563,256
                                                    ----------
CONSUMER STAPLES--0.3%
 BEVERAGES--0.3%
  Mauritius Breweries, Ltd. ...  102,122            $  274,153
                                                    ----------
FINANCIAL SERVICES--0.5%
 BANKING--0.5%
  Mauritius Commercial Bank....  100,000               365,180
                                                    ----------
Total Mauritian Securities
 (cost $1,154,737).............                      1,202,589
                                                    ----------
NAMIBIA--1.6%

BASIC INDUSTRY--0.9%
 MINING & METALS--0.9%
  Namibian Minerals Corp. .....  130,000               698,750
                                                    ----------
CONSUMER STAPLES--0.7%
 BEVERAGES--0.7%
  Namibia Breweries, Ltd. .....1,000,000               569,661
                                                    ----------
Total Namibian Securities
 (cost $1,071,883).............                      1,268,411
                                                    ----------
SOUTH AFRICA--86.8%(b)

BASIC INDUSTRIES--19.9%
 CHEMICALS--2.9%
  Sasol Limited................  304,000             2,307,956
                                                    ----------
GOLD--1.5%
 Anglogold, Ltd. ..............   23,560             1,202,625
                                                    ----------
MINING & METALS--10.4%
 Anglo American Platinum ......   83,100             2,491,249
 Billiton Plc..................1,018,600             4,885,847
 South African Iron
  & Steel Industry Corp........  317,558             1,049,778
                                                    ----------
                                                     8,426,874
                                                    ----------
MISCELLANEOUS--5.1%
 Johnnies Industrial
  Corp., Ltd. .................  456,468             4,120,121
                                                    ----------
                                                    16,057,576
                                                    ----------

                                                       The Southern Africa Fund
================================================================================

Company                                Shares    U.S. $ Value
--------------------------------------------------------------------------------
CONSUMER SERVICES--16.1%
 BROADCASTING & CABLE--5.7%
  MIH Holdings, Ltd..............     707,092    $ 4,583,322
                                                 -----------
PRINTING & PUBLISHING--3.9%
 Nasionale Pers Beperk,
  N shares.......................     351,000      3,128,342
                                                 -----------
RETAIL--GENERAL
 MERCHANDISE--6.5%
  New Clicks Holdings, Ltd.......   1,673,188      2,711,372
  Pick `N Pay Stores, Ltd........   1,721,220      2,582,806
                                                 -----------
                                                   5,294,178
                                                 -----------
                                                  13,005,842
                                                 -----------
CONSUMER STAPLES--5.9%
 BEVERAGES--3.8%
  South African
   Breweries, Ltd................     326,345      3,067,252
                                                 -----------
TOBACCO--2.1%
 Rembrandt Group, Ltd............     213,000      1,667,137
                                                 -----------
                                                   4,734,389
                                                 -----------

FINANCIAL SERVICES--20.6%
 BANKING--17.1%
  ABSA Group, Ltd................     198,488        749,436
  Firstrand Limited..............   2,203,000      2,673,873
  Nedcor, Ltd....................     175,198      3,213,809
  Old Mutual Plc.................   1,492,000      3,251,888
  Standard Bank Investment
   Corp., Ltd....................   1,122,232      3,928,085
                                                 -----------
                                                  13,817,091
                                                 -----------

INSURANCE--1.9%
 Alexander Forbes, Ltd...........     657,600      1,502,538
                                                 -----------

MISCELLANEOUS FINANCE--1.6%
 Liberty Life Association
  of Africa, Ltd.................     134,858      1,343,991
                                                 -----------
                                                  16,663,620
                                                 -----------
MULTI-INDUSTRY
 COMPANIES--10.3%
  African Lakes Corp. (c)........     900,968    $ 1,168,841
  Anglo American Corp.
   of South Africa, Ltd. ........      76,620      4,497,126
  Compagnie Financiere
   Richemont AG..................     119,800      2,663,516
                                                 -----------
                                                   8,329,483
                                                 -----------
TECHNOLOGY--7.4%
 COMPUTER SOFTWARE--7.4%
  Dimension Data
   Holdings, Ltd.................     579,084      3,002,867
  Softline, Ltd..................   2,165,000      2,968,060
                                                 -----------
                                                   5,970,927
                                                 -----------
UTILITY--6.6%
 TELEPHONE UTILITY--6.6%
  M-Cell, Ltd....................   2,075,316      5,347,193
                                                 -----------
  Total South African Securities
   (cost $52,848,851)............                 70,109,030
                                                 -----------
ZAMBIA--1.0%

CONSUMER STAPLES--0.2%
 BEVERAGES--0.2%
  National Breweries Plc.........   2,000,000        136,122
                                                 -----------
FOOD--0.1%
 Zambia Sugar Co., Ltd...........  30,720,000        116,806
                                                 -----------
TOBACCO--0.7%
 Rothmans of Pall Mall-
  (Zambia) Berhad................  16,079,032        519,665
                                                 -----------
 Total Zambian Securities
  (cost $1,162,451)..............                    772,593
                                                 -----------

ZIMBABWE--6.0%

CONSUMER STAPLES--1.6%
 BEVERAGES--1.6%
  Delta Corp., Ltd. .............   4,015,139      1,262,953
                                                 -----------

PORTFOLIO OF INVESTMENTS (continued)                   The Southern Africa Fund
================================================================================

Company                               Shares     U.S. $ Value
--------------------------------------------------------------------------------
CONSUMER SERVICES--4.4%
 BROADCASTING & CABLE--4.4%
  Econet Wireless
   Holdings (b).....................  20,000,000  $ 3,564,875
 Total Zimbabwean Securities                      -----------
  (cost $2,232,992).................                4,827,828
                                                  -----------
TOTAL INVESTMENTS--100.6%
   (cost $61,973,135)...............              $81,206,283
 Other assets less liabilities--(0.6%)               (446,885)
                                                  -----------
NET ASSETS--100%.........                         $80,759,398
                                                  ===========
--------------------------------------------------------------------------------
 (a) U.S. Dollar denominated security.
 (b) These securities have been segregated to collateralize forward exchange currency contracts.
 (c) Non-income producing security.

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999                                      The Southern Africa Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $61,973,135)........................   $81,206,283
  Foreign cash, at value (cost $1,705,333)......................................     1,700,995
  Receivable for investment securities sold.....................................       676,776
  Dividends receivable..........................................................        95,225
                                                                                   -----------

  Total assets..................................................................    83,679,279
                                                                                   -----------

LIABILITIES
  Payable for investment securities purchased...................................     2,184,402
  Advisory fee payable..........................................................       147,565
  Tender fees payable...........................................................       135,090
  Sub-advisory fee payable......................................................        49,188
  Net unrealized depreciation of forward exchange currency contract.............        22,032
  Administrative fee payable....................................................        12,646
  Accrued expenses and other liabilities........................................       368,958
                                                                                   -----------
  Total liabilities.............................................................     2,919,881
                                                                                   -----------

NET ASSETS......................................................................   $80,759,398
                                                                                   ===========
COMPOSITION OF NET ASSETS:
  Common stock, at par..........................................................   $    48,057
  Additional paid-in capital....................................................    65,372,141
  Distribution in excess of net investment income...............................       (91,505)
  Accumulated net realized losses on investments and
   transactions.................................................................    (3,784,890)
  Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities..................................    19,215,595
                                                                                   -----------
                                                                                   $80,759,398
                                                                                   ===========


NET ASSET VALUE PER SHARE (based on 4,805,680 shares outstanding)...............        $16.80
                                                                                        ======

--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1999                           The Southern Africa Fund
================================================================================

INVESTMENT INCOME
 Dividends (net of foreign taxes withheld of $41,761)............        $2,092,786
 Interest........................................................            92,698      $ 2,185,484
                                                                        -----------

EXPENSES
 Management fee..................................................           596,596
 Audit and legal.................................................           343,413
 Sub-advisory fee................................................           199,189
 Custodian.......................................................           185,691
 Directors' fees and expenses....................................           174,357
 Administrative fee..............................................           153,979
 Reports and notices to shareholders.............................            66,993
 Transfer agency.................................................            13,324
 Amortization of organization expenses...........................             3,152
 Registration....................................................             1,550
 Miscellaneous...................................................            25,314
                                                                        -----------

 Total expenses..................................................                          1,763,558
                                                                                         -----------
 Net investment income...........................................                            421,926
                                                                                         -----------





REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
 Net realized loss on investment transactions....................                         (3,627,949)
 Net realized loss on foreign currency transactions..............                            (31,083)
 Net change in unrealized appreciation/depreciation of:
  Investments....................................................                         30,363,470
  Foreign currency denominated assets and liabilities............                            (13,790)
                                                                                         -----------
 Net gain on investments and foreign currency transactions.......                         26,690,648
                                                                                         -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................                        $27,112,574
                                                                                         ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS                     The Southern Africa Fund
================================================================================

                                                                                  Year Ended          Year Ended
                                                                                  November 30,        November 30,
                                                                                     1999                1998
                                                                                  ------------        ------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income........................................................    $   421,926          $   892,421
 Net realized gain (loss) on investments and foreign currency transactions....     (3,659,032)             400,146
 Net change in unrealized appreciation (depreciation) of investments
  and foreign currency denominated assets and liabilities.....................     30,349,680          (24,121,657)
                                                                                  ------------        ------------
 Net increase (decrease) in net assets from operations........................     27,112,574          (22,829,090)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income........................................................       (310,672)            (892,421)
 Distributions in excess of net investment income.............................            -0-           (1,624,554)
 Net realized gains...........................................................            -0-          (15,558,389)
 Distribution in excess of net realized gains.................................     (1,828,878)                 -0-
 Tax return of capital........................................................       (161,170)                 -0-
COMMON STOCK TRANSACTIONS
 Tender offer (resulting in the redemption of 1,201,420 shares
  of its common stock)........................................................    (17,180,306)                 -0-
 Tender offer costs...........................................................       (149,637)                 -0-
                                                                                  ------------        ------------
 Total increase (decrease)....................................................      7,481,911          (40,904,454)
NET ASSETS:
 Beginning of year............................................................     73,277,487          114,181,941
                                                                                  ------------        ------------
 End of year..................................................................    $80,759,398         $ 73,277,487
                                                                                  ===========         ============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1999                                      The Southern Africa Fund
================================================================================

NOTE A: Significant Accounting Policies
The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of asset and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies of the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized gains or losses on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments and closed forward exchange currency contracts, holdings of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions in excess of net realized capital gains are due primarily to differing tax treatments for post-October losses. Income and capital gains distributions are determined

                                                       The Southern Africa Fund
================================================================================

in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, suchamounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax classification of distribution and tax return of capital, resulted in a net decrease in Distribution in excess of net investment income and additional paid-in capital and a corresponding decrease in accumulated net realized loss. This reclassification had no effect on net assets.
--------------------------------------------------------------------------------

NOTE B: Management, Sub-advisory and
Administrative fees
Under the terms of the Investment Management Agreement, amended as of May 1, 1998, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, based on either (i) .81% of the Fund's average weekly net assets if 90% or less of the Fund's average weekly net assets are invested in securities of South African issuers, or (ii) the sum of (a) .80% of the Fund's average weekly net assets and (b) .10% of the Fund's average weekly net assets not invested in securities of South African issuers if greater than 90% of the Fund's average weekly net assets are invested in securities of South African issuers.

Under the terms of the Sub-Advisory Agreement, effective May 31, 1998, the Fund pays Gensec Asset Management (PTY) a fee calculated and paid quarterly equal to an annualized rate of .30 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. There were no reimbursements from the Fund to AFS during the year ended November 30, 1999 relating to shareholder servicing costs.

Under the terms of an Administrative Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.
--------------------------------------------------------------------------------

NOTE C: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $39,424,193 and $55,116,247, respectively, for the year ended November 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1999.

At November 30, 1999, the cost of investments for federal income tax purposes was $62,494,917. Accordingly, gross unrealized appreciation of investments was $21,291,417 and gross unrealized depreciation of investments was $2,580,051 resulting in net unrealized appreciation of $18,711,366 (excluding foreign currency transactions).

At November 30 1999, the Fund had a capital loss carryforward of 3,376,645 which will expire in 2007.

Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

NOTES TO FINANCIAL STATEMENTS (continued)               The Southern Africa Fund
================================================================================

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At November 30, 1999, the Fund had outstanding forward exchange currency contracts, as follows:

                                                                 U.S.$
                                                Contract       Value on             U.S.$
                                                 Amount       Origination          Current          Unrealized
                                                 (000)           Date               Value          Depreciation
                                               -----------   -------------       -----------      --------------
Forward Exchange Currency
-------------------------
Sale Contract
-------------
South African Rand
 Settling 1/26/2000. . . . . . . . . . . . . . . 43,162       $6,972,296         $6,994,328          $(22,032)

--------------------------------------------------------------------------------

NOTE D: Capital Stock
There are 100,000,000 shares of $.01 par value capital stock authorized. On June 24, 1999, the Fund purchased and retired 1,201,420 shares of its outstanding common stock for $14.30 per share pursuant to a tender offer. The Fund incurred tender offer costs of $149,637 which were charged to additional paid-in capital.

Of the 4,805,680 shares of Common Stock outstanding at November 30, 1999, the Investment Manager owned 7,100 shares.
--------------------------------------------------------------------------------

NOTE E: Concentration of Risk
Investment in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

FINANCIAL HIGHLIGHTS                                   The Southern Africa Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                            Year Ended November 30,
                                                            -------------------------------------------------------
                                                              1999        1998        1997       1996        1995
                                                            --------    --------    --------    --------   --------
Net asset value, beginning of year........................  $ 12.20      $ 19.01     $ 20.08    $ 21.49    $ 18.34
                                                            --------    --------     --------   --------   --------
Income From Investment Operations
---------------------------------
Net investment income.....................................      .08(a)       .16         .41        .39        .17
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions.............................................     4.90        (3.96)       1.10       (.30)      4.27
                                                            --------    --------     --------   --------   --------
Net increase (decrease) in net asset value
 from operations..........................................     4.98        (3.80)       1.51        .09       4.44
                                                            --------    --------     --------   --------   --------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income......................     (.05)        (.15)       (.34)      (.59)      (.52)
Distributions in excess of
 net investment income....................................      -0-         (.27)        -0-        -0-        -0-
Distribution from net realized gains
 on investments and foreign currency
 transactions.............................................      -0-        (2.59)       (2.24)     (.91)      (.77)
Distribution in excess of net realized
 gains on investments and foreign currency
 transactions.............................................     (.30)         -0-          -0-       -0-        -0-
Tax return of capital.....................................     (.03)         -0-          -0-       -0-        -0-
                                                            --------    --------     --------   --------   --------
Total dividends and distributions.........................     (.38)       (3.01)       (2.58)    (1.50)      (1.29)
                                                            --------    --------     --------   --------   --------
Net asset value, end of year..............................  $ 16.80      $ 12.20      $ 19.01   $ 20.08     $ 21.49
                                                            ========    ========     ========   ========   ========

Market value, end of year................................. $13.3125     $10.0625      $15.375   $ 16.50      $16.75
                                                           ========     ========     ========   ========   ========
Total Return
------------
Total investment return based on: (b)
Market value..............................................    37.53%      (18.11)%       9.28%     6.12%      22.90%
Net asset value...........................................    43.15%      (19.70)%      11.03%      .66%      27.89%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted)...................  $80,759       $73,277    $114,182  $120,612    $129,112
Ratio of expenses to average net assets...................     2.39%         2.10%       2.05%     2.04%       2.05%
Ratio of net investment income
 to average net assets....................................      .57%          .95%       2.00%     1.87%        .94%
Portfolio turnover rate...................................       55%           86%         46%       62%         41%

--------------------------------------------------------------------------------
(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such year.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   The Southern Africa Fund
================================================================================

To the Shareholders and Board of Directors
The Southern Africa Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1999, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
January 14, 2000

--------------------------------------------------------------------------------

Tax Information (Unaudited)
In order to meet certain requirements of the Internal Revenue Code, we are advising you that the fund made capital gain distributions of $1,828,878 during the fiscal year ended November 30, 1999 which are subject to a maximum tax rate 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.

ADDITIONAL INFORMATION                                 The Southern Africa Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

 (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value of 95% of the then current market price.

 (ii)If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer share than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all Transactions in the account, including information needed by shareholders for tax records. Share in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payble (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that change are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or bylaws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv)

ADDITIONAL INFORMATION (continued)                      The Southern Africa Fund
================================================================================

no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Senior Vice President of the Fund.

Year 2000 (unaudited)
With respect to the Year 2000 issue, the Fund has been advised by Alliance and by its major service providers that there is no indication that they have had or will experience significant system interruptions.

                                                       The Southern Africa Fund
================================================================================

BOARD OF DIRECTORS
Dave H. Williams, Chairman and President       Ronnie Masson
T.N. Chapman (1)                               Sam N. Montsi (1)
Prof. Dennis Davis (1)                         Johannes C. van Reenen
David D.T. Hatendi (1)                         Frank Savage
Dr. Willem de Klerk (1)                        Dr. Reba W. Williams
Moss L. Leoka                                  Peter G.A. Wrighton (1)
Wendy N. Luhabe

OFFICERS
Norman S. Bergel, Senior Vice President        Edmund P. Bergan, Jr., Secretary
Mark H. Breedon, Senior Vice President         Mark D. Gersten, Treasurer &
Russell Brody, Vice President                  Chief Financial Officer
                                               Vincent S. Noto, Controller


ADMINISTRATOR                                  INDEPENDENT AUDITORS
Princeton Administrators, L.P.                 Ernst & Young LLP
P.O. Box 9095                                  787 Seventh Avenue
Princeton, NJ 08543-9095                       New York, NY 10019

CUSTODIAN                                      DIVIDEND PAYING AGENT,
Brown Brothers Harriman & Co.                  TRANSFER AGENT AND REGISTRAR
40 Water Street                                The Bank of New York
Boston, MA 02109                               101 Barclay Street
                                               New York, NY 10286
LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1) Member of the Audit Committee.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The Southern Africa Fund

Summary of General Information

Investment Policies and Objectives

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-8224. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call The Bank of New York at (800) 432-8224.






The Southern Africa Fund
1345 Avenue of the Americas
New York, New York 10105



AllianceCapital[LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR1199

                                       THE
                                 ---------------
                                 SOUTHERN AFRICA
                                 ---------------
                                      FUND
                                 ---------------


                                    [GRAPHIC]


                                  Annual Report
                                November 30, 1999




                            AllianceCapital[LOGO](R)